UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:
(Date of earliest event reported)
August 19, 2009

[Missing Graphic Reference]

FROZEN FOOD EXPRESS INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-10006 COMMISSION FILE NUMBER	75-1301831 (IRS Employer Identification No.)
1145 Empire Central Place Dallas, Texas 75247-4309 (Address of Principal Executive Offices)		(214) 630-8090 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On August 19, 2009, Frozen Food Express Industries, Inc. (the “Registrant”) announced that Leroy Hallman retired from its Board of Directors effective immediately, a position he has held since 1975.  A copy of the press release announcing Mr. Hallman’s retirement is furnished, but not filed, with the Commission as Exhibit 99.1 to this Current Report on Form 8-K.

(d) On August 19, 2009, the Registrant’s Board of Directors appointed Kevin Kilpatrick to the Registrant’s Board of Directors as a Class I Director. It is expected that Mr. Kilpatrick will be a nominee for election by shareholders at the Registrant’s 2010 annual meeting for a full three-year term.  In conjunction with his appointment to the Registrant’s Board of Directors, Mr. Kilpatrick will also serve on the Registrant’s compensation committee. There are no transactions among the Registrant or any of its subsidiaries and Mr. Kilpatrick or any member of his immediate family that are required to be disclosed under Item 404(a) of Regulation S-K.  As a director, Mr. Kilpatrick will be entitled to participate in the Registrant’s non-employee director compensation arrangements, which consist of a fee of $2,500 for each Board meeting personally attended, $1,000 for each committee meeting personally attended and $750 for each telephonic meeting in which he participates.  Further, he will be entitled to participate in the Registrant’s Amended and Restated 2005 Non-Employee Director Restricted Stock Plan.  Under such plan, upon initial election or appointment to the Board, and thereafter annually upon the date of the annual shareholders’ meeting, each non-employee director is awarded shares of restricted stock which will vest over a period of three years, one-third on each anniversary of the date of grant, provided that the non-employee director continues to serve on each vesting date.  The Board will award 2,576 restricted shares under such plan.  All shares of restricted stock granted under such plan will vest in full if the director should die while serving as such.  The restricted stock plan was described in the Registrant’s definitive proxy statement filed with the SEC on April 24, 2009.   A copy of the press release announcing Mr. Kilpatrick’s appointment is furnished, but not filed, with the Commission as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.	Financial Statements and Exhibits
(a)	Financial statements of business acquired.
Not applicable.
(b)	Pro-forma financial information.
Not applicable.
(c)	Shell company transactions.
Not applicable.
(d)	Exhibits
	99.1	Press Release, regarding the retirement of Leroy Hallman from and appointment of Kevin Kilpatrick to its Board of Directors, dated August 19, 2009 of Frozen Food Express Industries, Inc.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FROZEN FOOD EXPRESS INDUSTRIES, INC.
Dated: August 19, 2009	By:	/s/ Ronald J. Knutson
Ronald J. Knutson Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Title
99.1	Press Release, regarding the retirement of Leroy Hallman from and the appointment of Kevin Kilpatrick to its Board of Directors, dated August 19, 2009 of Frozen Food Express Industries, Inc.